EXHIBIT 10.2
FIRST AMENDMENT TO THE AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
TIME WARNER ENTERTAINMENT COMPANY, L.P.
               FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF TIME WARNER ENTERTAINMENT COMPANY, L.P., dated as of December 31, 2009 (this “Amendment”), between Time Warner Cable LLC, a Delaware limited liability company (“TWC LLC”), Time Warner NY Cable LLC, a Delaware limited liability company (“TW NY”) and TWE GP Holdings LLC, a Delaware limited liability company (“TWE GP”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Partnership Agreement (as defined below).
               WHEREAS, Time Warner Entertainment Company, L.P., a Delaware limited partnership (the “Partnership”), currently operates under an Amended and Restated Agreement of Limited Partnership, dated as of March 31, 2003 (the “Partnership Agreement”), by and among Time Warner Cable Inc. (“TWC”), TWE Holdings I Trust (“TWE Trust”), and American Television and Communications Corporation (“ATC”);
               WHEREAS, TWC LLC, TW NY, TWE GP are the successors-in-interest to TWC, TWE Trust and ATC;
               WHEREAS, TW NY is the successor-in-interest to and the holder of record of the Preferred Component of the ATC Partnership Interest;
               WHEREAS, pursuant to that certain Distribution Agreement, dated as of August 11, 2009, between the Partnership and TW NY, the Partnership has agreed to distribute to TW NY all of its ownership interests in Time Warner Cable Holdings Inc., a wholly-owned subsidiary of the Partnership (the “TWC Holdings Distribution Agreement”);
               WHEREAS, pursuant to that certain Distribution Agreement, dated as of August 11, 2009, between the Partnership and TW NY, the Partnership has agreed to distribute to TW NY all of its ownership interests in Century Venture Corporation, a wholly-owned subsidiary of the Partnership (the “CVC Distribution Agreement”);
               WHEREAS, the agreements of the Partnership set forth in the TWC Holdings Distribution Agreement and the CVC Distribution Agreement are conditioned upon, and being made in exchange for, the reduction of the Preferred Amount (as defined herein) in the amount equal to the agreed-upon value of the ownership interests being distributed to TW NY pursuant to the TWC Holdings Distribution Agreement and the CVC Distribution Agreement, as set forth in such agreements; and

               WHEREAS, the parties hereto desire to enter into this Amendment in connection with the transactions contemplated by the TWC Holdings Distribution Agreement and CVC Distribution Agreement.
               NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
I.
AMENDMENT
               (1)     The following defined term shall be deleted in its entirety and the following substituted therefor:
               “Preferred Amount” means $1,928,200,000.
II.
GENERAL PROVISIONS
               (1)     Governing Law; Venue; Disputes. This Amendment shall be governed by the internal laws of the State of New York, without giving effect to the principles of conflicts of law of such state. Any action, suit or proceeding shall be prosecuted as to any party hereto in the County of New York, State of New York.
               (2)     Captions. Section headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
               (3)     Other Provisions. Except as amended hereby, the Partnership Agreement shall in all respects continue in full force and effect and the parties ratify and confirm that they continue to be bound by the terms and conditions thereof.
               (4)     Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or electronic transmission), each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

TIME WARNER CABLE LLC
By:	/s/ Satish Adige
	Name:	Satish Adige
	Title:	SVP, Investments

TIME WARNER NY CABLE LLC
By:	/s/ Satish Adige
	Name:	Satish Adige
	Title:	SVP, Investments

TWE GP HOLDINGS LLC
By:	/s/ Satish Adige
	Name:	Satish Adige
	Title:	SVP, Investments